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                                                                   Exhibit 10.36

                              Amendment No. 1 to
                        Executive Employment Agreement



     AMENDMENT, dated as of October 19, 2000, to that certain Executive Employment Agreement, dated May 9, 2000 (the "Agreement"), by and between eFunds Corporation, a Delaware corporation (the "Company"), and John A. Blanchard III (the "Executive").

     WHEREAS, the Company and the Executive have entered into that certain Change in Control Agreement, of even date herewith (the "CIC Agreement"), and wish to amend the Agreement in order to appropriately conform it to the CIC Agreement;

     WHEREAS, Deluxe has revised the transaction pursuant to which it intends to distribute all of its shares of the Company's common stock to its shareholders from the Split-Off to a spin-off and the parties wish to make the appropriate conforming changes to the Agreement; and

     WHEREAS, capitalized terms used without definition herein shall have the meanings set forth in the Agreement.

     NOW, THEREFORE, in consideration of the premises and the respective undertakings of the Company and the Executive set forth below, the Company and the Executive agree as follows:

1.   Deletion of Definitions.
     -----------------------

  Section I of the Agreement ("Certain Definitions") shall be deleted in its entirety and replaced with:

       "Capitalized terms used without definition herein shall have the meanings assigned to such terms in that certain Change in Control Agreement, dated as of October 19, 2000 (the "CIC Agreement"), by and between the Executive and the Company.

2.   Amendment of Section II ("Employment Period")
     ---------------------------------------------

     (a) The first sentence of Section II of the Agreement shall be deleted and replaced with:

               "Upon the terms and conditions set forth herein, the Company hereby employs the Executive, and the Executive accepts such
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               employment, commencing on the date (the "Start Date") of the
               Split-Off."

     (b)  The third sentence of Section III shall be deleted and replaced with:

               "Upon the expiration of the Employment Period, the Executive's employment with the Company will cease, unless the Employment Period is extended by mutual agreement of the parties."

3.   Amendment of Section III ("Terms of Employment")
     ------------------------------------------------

     The words "Unless otherwise agreed by the Executive," shall be inserted at the beginning of the second sentence of Section III (B)(2) of the Agreement.

4.   Amendment to Section IV ("Business Combination; Expiration of Employment
     ------------------------------------------------------------------------
     Period")
     --------

     Section IV of the Agreement shall be deleted in its entirety and replaced with:

         "All outstanding, unvested options, restricted shares, restricted stock units and SARs theretofore granted to the Executive under the Company's 2000 Stock Incentive Plan or any successor or replacement plan shall, except as may be otherwise specifically provided in any given award agreement, fully and immediately vest upon the expiration of the Employment Period if the Executive remains in the employ of the Company through such date of expiration."

5.   Amendment to Section VII ("Non-exclusivity of Rights")
     ------------------------------------------------------

     Section VII of the Agreement shall be amended to add the following after the last sentence thereof:

         "In furtherance, and not by way of limitation, of the foregoing, the parties hereto agree that in the event that the Effective Date shall occur under the CIC Agreement of if the conditions described in Section IV(H) thereof shall be satisfied, the provisions of the CIC Agreement shall supercede and prevail over the terms and conditions of this Agreement and the terms of employment of the Executive and the Company's post-termination obligations to the Executive shall be determined by reference to the CIC Agreement instead of (and not in addition to) this Agreement."

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6.   Change of Address
     -----------------

     The address for giving notices to the Company set forth in Section XII(B) shall be revised to read:

                              eFunds Corporation
                         7272 East Indian School Road
                           Scottsdale, Arizona 85251
                             Attn: General Counsel
                             -----

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first above written.


eFunds Corporation               Executive



By:/s/ Colleen M. Adstedt        /s/ John A. Blanchard III
   --------------------------    ----------------------------
    Colleen M. Adstedt               John A. Blanchard, III
    Senior Vice President - -
    Human Resources

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